Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     In connection with the Annual Report on Form 20-F of Gemplus International S.A. (the “Company”) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alex Mandl, as Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2005

/s/ Alex Mandl

Alex Mandl
Chief Executive Officer